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                           SMITH BARNEY FUNDS, INC.
                               On behalf of the
           Smith Barney U.S. Government Securities Fund (The "Fund")

                   Supplement dated December 17, 2002 to the
                        Prospectus dated April 30, 2002

   The following information supplements, as applicable, the information set forth in the Prospectus under "More on the fund's investments".

   Mortgage Dollar Rolls The Fund may invest up to 33 1/3% of its assets in mortgage dollar roll transactions, where the Fund sells a mortgage related security and simultaneously agrees to repurchase, at a future date, another mortgage related security with the same interest rate and maturity date, but generally backed by a different pool of mortgages. The benefits from these transactions depend on the manager's ability to forecast mortgage prepayment patterns on different mortgage pools. The Fund may lose money if the securities to be repurchased decline in value before the date of repurchase.


FD 02668

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                           SMITH BARNEY FUNDS, INC.
                               On behalf of the
                       Smith Barney Large Cap Value Fund

                   Supplement dated December 17, 2002 to the
              Prospectus and Statement of Additional Information,
                           each dated April 30, 2002

   The following information supersedes as applicable certain information in the "Management" section set forth in the Prospectus and Statement of Additional Information dated April 30, 2002, for Smith Barney Large Cap Value Fund (the "Fund") of Smith Barney Funds, Inc.

   On December 17, 2002, John B. Cunningham assumed responsibility for the day-to-day management of the Fund. Mr. Cunningham is an investment officer of Smith Barney Fund Management LLC, the Fund's investment manager. He is also a Managing Director of Salomon Brothers Asset Management Inc and Salomon Smith Barney Inc., both affiliates of the manager. Mr. Cunningham has 13 years of financial securities experience.


FD 02669